UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 27, 2019

SWISHER HYGIENE INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or Other Jurisdiction
of Incorporation)

001-35067	27-3819646
(Commission File Number)	(I.R.S. Employer Identification No.)

350 East Las Olas Boulevard Suite 1600 Fort Lauderdale, FL	33301
(Address of Principal Executive Offices)	(Zip Code)

(203) 682-8331
(Registrant’s Telephone Number, Including Area Code)

 (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.

On June 27, 2019, Swisher Hygiene Inc. (the “Company”) filed a motion with the Court of Chancery of the State of Delaware (the “Delaware Court”) seeking the Delaware Court’s approval to make an interim distribution to stockholders of not more than $10.0 million (the “Interim Distribution”). In the motion, the Company has identified all known remaining claims against the Company and the amount of those claims as alleged by the respective claimants. As set forth in the motion, the Company disputes the validity and amount of each of those claims. Nevertheless, in support of its motion seeking approval of the Interim Distribution to stockholders, the Company has proposed to retain Net Assets in Liquidation, after the Interim Distribution, which in aggregate substantially exceeds the amount of all alleged claims, other than claims associated with the Honeycrest Holdings, Inc. litigation, for which the Company has a litigation accrual of an additional $1.667 million, which has been on its balance sheet since prior to 2010. The Company believes the Net Assets in Liquidation remaining following the proposed Interim Distribution will be more than adequate to fully satisfy all claims of the purported claimants.

The Company is not able to predict when the Delaware Court will address the Company’s motion for the Interim Distribution or the outcome of the motion once addressed. Because the timing is unknown, the Company (whose existence was set to expire on May 27, 2019 pursuant to Section 278 of the General Corporation Law of the State of Delaware (“DGCL”)), in early May 2019, filed a motion with the Delaware Court requesting that the Delaware Court approve a continuance of the Company’s corporate existence until September 30, 2019, to enable it to complete the winding up process as set forth in Section 278 of the DGCL and in a timeframe consistent with the Company’s Liquidation Accounting based financial statements. That motion was approved by the Delaware Court on May 9, 2019. In the event additional time to complete the winding up process becomes necessary, the Company will petition the Delaware Court to continue the Company’s existence beyond September 30, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SWISHER HYGIENE INC.

Date: July 1, 2019	By:	/s/ Richard L. Handley
Richard L. Handley
Chairman, President and Secretary